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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 9, 2007
                               (January 6, 2007)



                              DGSE COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                        1-11048                  88-0097334
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


               2817 Forest Lane, Dallas, Texas             75234
          (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (972) 484-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

      Amended and Restated Agreement and Plan of Merger and Reorganization

     Overview. On January 6, 2007, DGSE Companies, Inc. entered into an Amended and Restated Agreement and Plan of Merger and Reorganization, which we refer to as the merger agreement, with Superior Galleries, Inc., a Delaware corporation, and Stanford International Bank Ltd., which we refer to as SIBL and which is Superior's largest stockholder and principal lender, as stockholder agent. The merger agreement materially amends the original Agreement and Plan of Merger and Reorganization the parties entered into on July 12, 2006, which we refer to as the original merger agreement. Pursuant to the terms and subject to the conditions of the merger agreement, Superior will merge with and into a newly-created, wholly-owned subsidiary of DGSE, with Superior the surviving corporation. Holders of Superior common stock will become holders of DGSE common stock following the merger. The merger agreement is subject to a number of conditions described below, including effectiveness of a Form S-4 registration statement and approval of the respective stockholders of DGSE and Superior. Each outstanding share of DGSE common stock will remain unchanged in the merger.

     Merger Consideration. At the effective time of the merger, DGSE will issue approximately 3.6 million shares of DGSE common stock to the holders of Superior common stock, using an exchange ratio of 0.2731 shares of DGSE common stock for each outstanding share of Superior common stock.

     Escrow. Fifteen percent (15%) of the number of shares of DGSE common stock to be issued at the closing of the merger and upon exercise of the DiGenova warrant described below will be deposited in an escrow account as security for the payment of indemnification claims made under the merger agreement in the event Superior's representations and warranties concerning its capitalization are inaccurate. The escrow will expire one year after the consummation of the merger. The stockholder agent, which will initially be SIBL, will have the exclusive right to defend the escrow against claims made by DGSE or its related parties on behalf of the Superior stockholders.

     Superior Board of Directors. Upon the effectiveness of the merger agreement, Silvano DiGenova, Paul Biberkraut, Lee Ittner and Anthony Friscia resigned from the Superior board of directors, and the two remaining directors, Mitchell Stolz and David Rector, elected William H. Oyster, our chief operating officer, Scott Williamson, our executive vice-president, and John Benson, our chief financial officer, to the Superior board to fill the vacancies.

     Treatment of Stock Options. DGSE will assume a number of options (including options granted to Superior employees, officers and directors pursuant to Superior's stock option plans) disclosed by Superior in connection with the merger. The Superior option holders will be required to surrender their respective option agreements to DGSE after the closing, whereupon DGSE will issue substitute options. The substitute options will have the exercise price and share coverage adjusted by the applicable exchange ratio specified in the merger agreement. The holders of all other options, warrants and other rights to purchase Superior common stock must exercise such rights on or before the closing of the merger, or those options, warrants or other rights will be cancelled upon the consummation of the merger.

     Exchange of Debt; Warrants. As a condition to the closing of the merger, SIBL will need to convert approximately $8.4 million in Superior debt into approximately 5 million shares of Superior common stock, at a conversion ratio of $1.70 per share. As a result, Superior will have significantly less debt outstanding at the time of the merger. In consideration of this exchange of debt and an $11.5 million increase in the SIBL credit facility, at the closing of the merger, DGSE will issue seven-year warrants, in the form attached to the merger agreement, to SIBL and its designees entitling the holders thereof to purchase 845,634 shares of DGSE common stock at $1.89 per share and 863,000 shares of DGSE common stock at their par value of $0.01 per share.


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     Representations,  Warranties  and  Covenants.  DGSE and Superior  have made customary representations, warranties and covenants in the merger agreement, including, among others, covenants (i) not to (A) solicit proposals relating to
alternative  business  combination   transactions  or  (B)  subject  to  certain
exceptions,   enter  into  discussions  concerning  or  provide  information  in connection with alternative business combination transactions, (ii) to cause stockholder meetings to be held to consider approval of the merger agreement, and (iii) subject to certain exceptions, for the boards of directors of Superior and DGSE to recommend adoption by their respective stockholders of the merger agreement.

     Conditions to Closing. Consummation of the merger is subject to certain closing conditions, including, among others, stockholder approval of the merger agreement by the stockholders of DGSE and Superior; DGSE stockholder approval of an increase in the number of authorized shares of common stock of DGSE; absence of governmental restraints; effectiveness of a Form S-4 registration statement registering the shares of common stock to be issued as merger consideration; the exchange by SIBL of approximately $8.4 million in debt for shares of Superior common stock; the effectiveness of a DGSE corporate governance agreement; and the provision by SIBL or an affiliate of a new secured credit facility of $11.5 million to Superior. The merger agreement allows DGSE and Superior to terminate the merger agreement upon the occurrence (or non-occurrence) of certain events. DGSE and Superior expect the acquisition to close late in March 2007, subject to the satisfaction or waiver of the various closing conditions in the merger agreement.

     Stockholder Changes. Upon consummation of the merger, SIBL will own approximately 29 percent of the outstanding shares of DGSE (and will beneficially own approximately 28 percent on a fully diluted basis); all pre-merger Superior stockholders will own approximately 43 percent of the outstanding shares of DGSE (and will beneficially own approximately 39 percent on a fully diluted basis); and Dr. L.S. Smith, our chairman and chief executive officer, will own approximately 26 percent of the outstanding shares of DGSE (and will beneficially own approximately 26 percent on a fully-diluted basis).

     DGSE Board of Directors. Following the effective time of the merger, DGSE's board of directors will be comprised of the following individuals: Dr. Smith; Mr. Oyster; David Rector, a current director of Superior nominated by SIBL; two current "independent" directors of the DGSE board; and two "independent" directors to be designated by SIBL. In connection with the closing, SIBL and Dr. Smith will enter into a corporate governance agreement, in the form attached to the merger agreement, with DGSE. Pursuant to this agreement, for so long as SIBL and its affiliates beneficially own at least 15% of the outstanding DGSE common shares, SIBL will have the right to nominate two "independent" directors to the DGSE board; for so long as Dr. Smith and his affiliates and immediate family beneficially own at least 10% of the outstanding DGSE common shares, Dr. Smith will have the right to nominate two "independent" directors to the DGSE board; for so long as Dr. Smith is an executive officer of DGSE, he will have the right to be nominated to the DGSE board; and for so long as William H. Oyster is an executive officer of DGSE, he will have the right to be nominated to the DGSE board. The DGSE board will consist of seven members.

     A copy of the merger agreement, and certain exhibits thereto, and the limited joinder agreement, pursuant to which SIBL is joining the merger agreement, are attached hereto as Exhibits 2.1 through 2.9, and are incorporated herein by reference. The foregoing description of the merger agreement is qualified in its entirety by reference to the full text of the merger agreement, the exhibits and the limited joinder agreement.

     Securities Exchange Agreement

     In addition, on January 6, 2007, DGSE entered into a securities exchange agreement with Silvano DiGenova, the former chairman, chief executive officer and interim chief financial officer of Superior. Pursuant to this agreement, DGSE issues Mr. DiGenova a warrant to acquire 96,951 shares of DGSE common stock upon consummation of the merger for an exercise price of $0.01 per share, in exchange for 355,000 shares of Superior common stock, which reflects the same exchange ratio being used in the merger. The exchange was made in a private placement pursuant to Regulation D promulgated under the Securities Act of 1933.


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     Copies of the securities  exchange  agreement and the warrant issued to Mr.
DiGenova are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. The foregoing descriptions of the securities exchange agreement and warrant are qualified in their entirety by reference to the full text of the securities exchange agreement and warrant.

     Management Agreement

     On January 6, 2007, in connection with DGSE entering into the merger agreement, DGSE Merger Corp., a wholly-owned subsidiary of DGSE which will merge into Superior as part of the merger, entered into a management agreement with Superior. Under the management agreement, DGSE Merger Corp. will provide the senior management to Superior on a part-time basis until the consummation of the merger or the earlier termination of the merger agreement. Pursuant to the management agreement, Mr. Oyster has been appointed interim chief executive officer of Superior, Mr. Oyster has been appointed interim chief operating officer of Superior and Mr. Benson has been appointed vice president, finance and interim chief financial officer of Superior. All three officers will work part-time pursuant to the management agreement, and will continue to provide services to DGSE as part of senior management. Superior will pay DGSE a monthly fee of $50,000, plus its expenses, for its services.

     A copy of the management agreement is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The foregoing description of the management agreement is qualified in its entirety by reference to the full text of the management agreement.

     Support Agreements

     In connection with the merger agreement, Dr. L.S. Smith, our chairman and chief executive officer and our largest stockholder, and our company entered into a support agreement with Superior, pursuant to which Dr. Smith agreed to vote all of his shares of DGSE common stock in favor of the merger and related transactions, and against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the merger or any related transaction. Dr. Smith owns approximately 46% of our outstanding shares.

     SIBL and Superior have entered into a corresponding support agreement with our company, pursuant to which SIBL and some individual stockholders of Superior have agreed to vote all of their shares of Superior common stock in favor of the merger and related transactions, and against any proposal or action that could reasonably be expected to delay, impede or interfere with the approval of the merger or any related transaction. These stockholders own approximately 57% of Superior's outstanding shares, which represents sufficient shares to approve the merger.

     Copies of the support agreements are attached hereto as Exhibits 99.1 and 99.5, and are incorporated herein by reference. The foregoing description of the support agreements is qualified in its entirety by reference to the full text of the support agreements.

     While SIBL has agreed to all of the terms of the agreements to which SIBL is a party and has satisfied all of its current obligations relating to such agreements, SIBL has not yet delivered executed copies of those agreements. SIBL's signatures are expected this week.

Additional Information and Where to Find It

     In connection with the proposed acquisition, DGSE and Superior intend to file relevant materials with the SEC. DGSE intends to file a registration statement on Form S-4, which will contain a prospectus and related materials to register the DGSE common stock to be issued in the merger, and a joint proxy statement, which DGSE and Superior plan to mail to their respective stockholders in connection with the approval of the proposed merger by their respective stockholders. The registration statement and the joint proxy statement/prospectus included therein will contain important information about


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DGSE, Superior, the proposed merger and related matters.  Investors and security holders are urged to read this filing when it becomes available because it will contain important information about the merger transaction. Investors and security holders will be able to obtain free copies of this document (when it becomes available) and other documents filed with the SEC at the SEC's web site at www.sec.gov or by calling the SEC at 1-800-SEC-0330. In addition, investors and security holders may obtain free copies of the documents filed by DGSE with the SEC by contacting DGSE Investor Relations at (972) 484-3662.

Participation in Solicitations

     DGSE and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of DGSE in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in DGSE's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 23, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from DGSE by contacting DGSE Investor Relations at (972) 484-3662.

     Superior and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of DGSE in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Superior's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 6, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Superior by contacting Superior Investor Relations at (800) 421-0754.

Item 7.01.  Regulation FD Disclosure.

     On January 9, 2007, DGSE issued a press release announcing that it had entered into the merger agreement with Superior. A copy of the press release is attached as Exhibit 99.6 to this report.

     On January 9, 2007, Superior issued a press release announcing that it had entered into the merger agreement with DGSE. A copy of the press release is attached as Exhibit 99.7 to this report.

     The disclosure in this Item 7.01, and the press releases being filed as exhibits, are being furnished and will not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.


     (c)  Exhibits.

      2.1 Amended and Restated Agreement and Plan of Merger and Reorganization dated January 6, 2007 (a)
      2.2 Form of Escrow Agreement
      2.3 Form of Amended and Restated Commercial Loan and Security Agreement
      2.4 Form of Warrant
      2.5 Form of Note Exchange Agreement
      2.6 Form of Termination and Release Agreement
      2.7 Form of Registration Rights Agreement
      2.8 Form of Corporate Governance Agreement
      2.9 Limited Joinder Agreement dated January 6, 2007
     99.1 Support Agreement - DGSE Stockholders dated January 6, 2007


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     99.2 Securities Exchange Agreement dated January 6, 2007
     99.3 Warrant to DiGenova issued January 6, 2007
     99.4 Management Agreement dated January 6, 2007
     99.5 Support Agreement - Superior Stockholders dated January 6, 2007
     99.6 DGSE Press Release dated January 9, 2007 (b)
     99.7 Superior Press Release dated January 9, 2007 (b)

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(a)  Certain exhibits and schedules have been omitted and DGSE agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

(b) This exhibit is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DGSE COMPANIES, INC.

Date:  January 9, 2007                     By: /s/ Dr. L.S. Smith
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                                              Dr. L.S. Smith
                                              Chairman & Chief Executive Officer




















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